Supplement Dated May 26, 2010
To The Statement of Additional Information (?SAI?) Dated December 1, 2009
Of
EquiTrust Series Fund, Inc.


In the "Investment Objectives, Polices and Techniques" section of the SAI, under the heading "Investment Strategies and Techniques - Illiquid Investments and Restricted Securities," (Page 6) the first sentence is replaced with the following:

No Portfolio may invest more than 15% of its net assets (10% for the Blue Chip Portfolio and 5% for the Money Market Portfolio) in illiquid investments.